                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2002

                                ITEX Corporation
             (Exact name of registrant as specified in its charter)

            Nevada                         0-18275             93-0922994
 (State or other jurisdiction of         (Commission          (IRS Employer
  incorporation or organization)         File Number)      Identification No.)

 3400 Cottage Way            Sacramento, CA                             95825
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (916) 679-1111

                                 Not Applicable

(Former name or former address, if changed since last report

==============================================================================
                         This Report consists of 5 pages.

     Item 6. Resignations of Registrant's Directors

     (a) Mr. Gerry Harris  resigned as a director of ITEX  Corporation  ("ITEX")
effective  July 31, 2002.  At the time,  Mr. Harris stated that he was resigning for personal  reasons,  as reflected in the Current Report on Form 8-K that ITEX previously  filed with the U.S.  Securities and Exchange  Commission  ("SEC") on
August 16, 2002 and the related press release  attached as Exhibit 99.1 thereto.
A copy of the Current  Report on Form 8-K filed on August 16, 2002,  is attached hereto as Exhibit 99.2. On January 2, 2003,  the Company  received a letter from
Mr. Harris dated December 29, 2002 (the "New Letter"), that sets forth different reasons  for his  resignation  and asks for  publication  of these  reasons in a
Current Report on Form 8-K. A copy of the New Letter is attached to this current report as Exhibit 17.1. On January 13, 2003, the Company received a supplemental letter from Mr. Harris (the "Supplemental Letter"), in which Mr. Harris requests amendments to the numbered  reasons set forth in his first letter. A copy of the
Supplemental Letter is attached to this current report as Exhibit 17.2.

     (b)  The new  reasons  disclosed  in the  New  Letter,  as  amended  by the
Supplemental Letter, are inconsistent with those given by Mr. Harris at the time of his resignation and not supported by any previous disclosure by Mr. Harris of disagreements  with the board.  Neither ITEX nor its  management  was previously aware  of any of these  purported  disagreements  cited in the  above-referenced letters  from Mr.  Harris and does not find them  credible  as  reasons  for Mr.
Harris's resignation. In view of recent developments in relation to the upcoming annual meeting of the  stockholders  of ITEX and the proxy contest  initiated by
Steven White and the Committee for the Advancement of Stockholder  Equity,  ITEX
believes that the  description of the  disagreements  set forth in Mr.  Harris's letter has been fabricated to support the dissident stockholders.  After receipt of the New Letter,  a  representative  of ITEX told Mr.  Harris that because the current  report would be an ITEX filing with the SEC and it contained  what ITEX believed  to be false  statements,  if he wished to have it filed in its current form,  ITEX would be obligated to notify the SEC that it was  inconsistent  with previous disclosure and that it contained false statements.

     (c) See Exhibits 17.1, 17.2 and 99.2 hereto.

     Item 7. Financial Statements and Exhibits

      (c)   Exhibits
            Exhibit No. Description
            ----------- -----------

            17.1        Letter dated Dec. 29, 2002, regarding resignation of Gerry Harris
            17.2        Letter dated Jan. 13, 2003, regarding resignation of Gerry Harris
            99.2        Current Report on Form 8-K previously filed on Aug. 16, 2002

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 16, 2003                         ITEX Corporation.

                                         By:   /s/ Daniela C. Calvitti
                                               -----------------------
                                               Chief Financial Officer
                                               (principal accounting officer)